 BB&T Corporation
Quarterly Performance Summary
First Quarter 2011

BB&T Corporation Quarterly Performance Summary Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31%
	2011		2010		Change
Summary Income Statement
Interest income	$1,713		$1,813		(5.5	) %
Interest expense	392		466		(15.9)
Net interest income - taxable equivalent	1,321		1,347		(1.9)
Less: Taxable-equivalent adjustment	36		33		9.1
Net interest income	1,285		1,314		(2.2)
Provision for credit losses	340		575		(40.9)
Net interest income after provision for credit losses	945		739		27.9
Noninterest income	714		844		(15.4)
Noninterest expense	1,372		1,341		2.3
Income before income taxes	287		242		18.6
Provision for income taxes	53		48		10.4
Net income	234		194		20.6
Noncontrolling interest	9		6		50.0
Net income available to common shareholders	225		188		19.7
Per Common Share Data
Earnings
Basic	$.32		$.27		18.5%
Diluted	.32		.27		18.5
Cash dividends declared (1)	.17		.15		13.3
Book value	23.86		23.80		0.3
Tangible book value (2)	15.59		14.67		6.3

End of period shares outstanding (in thousands)	696,285		691,869		0.6
Weighted average shares (in thousands)
Basic	695,309		690,792		0.7
Diluted	704,101		698,675		0.8
Performance Ratios
Return on average assets	.60%		.48%
Return on average common shareholders' equity	5.48		4.59
Net interest margin - taxable equivalent	4.01		3.88
Fee income ratio (3)	40.1		39.0
Efficiency ratio (3)	57.1		52.4
Credit Quality (including amounts related to covered loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.69%		2.79%
Loans and leases plus foreclosed property	3.97		4.31
Net charge-offs as a percentage of average
loans and leases	1.56		1.84
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.58		2.65
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.09	X	.96	X
Average Balances
Total assets	$156,931		$163,807		(4.2	) %
Total securities (4)	25,059		32,989		(24.0)
Loans and leases	105,294		104,468		0.8
Deposits	105,614		111,031		(4.9)
Client deposits	101,574		104,754		(3.0)
Shareholders' equity	16,673		16,627		0.3
Period-End Balances
Total assets	$157,039		$163,700		(4.1	) %
Total securities (4)	26,220		32,654		(19.7)
Loans and leases	104,887		104,401		0.5
Deposits	106,913		113,723		(6.0)
Client deposits	103,587		104,109		(0.5)
Shareholders' equity	16,670		16,528		0.9
Capital Ratios (5)
Risk-based
Tier 1	12.1%		11.6%
Total	15.8		15.9
Leverage	9.3		8.7
Tangible common equity (2)	7.2		6.4
Tier 1 common equity to risk-weighted assets (2)	9.3		8.6

Applicable ratios are annualized.
(1)	BB&T Corporation declared a regular dividend of $0.16 per common share in the first quarter of 2011, as well as a special one-time dividend of $0.01 per common share.
(2)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 19 of this supplement.

(3)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 21 of this supplement. See Non-GAAP reconciliations.

(4)

Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

(5)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2011		2010		2010		2010		2010
Summary Income Statement
Interest income	$1,713		$1,793		$1,796		$1,852		$1,813
Interest expense	392		424		449		460		466
Net interest income - taxable equivalent	1,321		1,369		1,347		1,392		1,347
Less: Taxable-equivalent adjustment	36		37		33		32		33
Net interest income	1,285		1,332		1,314		1,360		1,314
Provision for credit losses	340		643		770		650		575
Net interest income after provision for credit losses	945		689		544		710		739
Noninterest income	714		964		1,110		1,039		844
Noninterest expense	1,372		1,421		1,408		1,500		1,341
Income before income taxes	287		232		246		249		242
Provision for income taxes	53		15		27		25		48
Net income	234		217		219		224		194
Noncontrolling interest	9		9		9		14		6
Net income available to common shareholders	225		208		210		210		188
Per Common Share Data
Earnings
Basic	$.32		$.30		$.30		$.30		$.27
Diluted	.32		.30		.30		.30		.27
Cash dividends declared (1)	.17		.15		.15		.15		.15
Book value	23.86		23.67		24.11		24.07		23.80
Tangible book value (2)	15.59		15.43		15.25		14.93		14.67

End of period shares outstanding (in thousands)	696,285		694,381		693,560		692,777		691,869
Weighted average shares (in thousands)
Basic	695,309		693,993		693,017		692,113		690,792
Diluted	704,101		702,781		701,535		701,322		698,675
Performance Ratios
Return on average assets	.60%		.54%		.56%		.56%		.48%
Return on average common shareholders' equity	5.48		4.88		4.91		5.01		4.59
Net interest margin - taxable equivalent	4.01		4.04		4.09		4.12		3.88
Fee income ratio (3)	40.1		41.8		42.3		40.8		39.0
Efficiency ratio (3)	57.1		55.3		54.1		53.7		52.4
Credit Quality (including amounts related to covered
loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.69%		2.73%		2.81%		2.90%		2.79%
Loans and leases plus foreclosed property	3.97		3.94		4.11		4.24		4.31
Net charge-offs as a percentage of average
loans and leases	1.56		2.02		3.31		2.48		1.84
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.58		2.62		2.56		2.66		2.65
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.09	X	1.26	X	1.32	X	.98	X	.96	X
Average Balances
Total assets	$156,931		$159,464		$155,666		$159,786		$163,807
Total securities (4)	25,059		25,988		23,277		28,309		32,989
Loans and leases	105,294		105,946		104,755		103,964		104,468
Deposits	105,614		105,592		103,505		107,060		111,031
Client deposits	101,574		99,431		99,914		102,203		104,754
Shareholders' equity	16,673		16,951		17,035		16,925		16,627
Period-End Balances
Total assets	$157,039		$157,081		$157,230		$155,083		$163,700
Total securities (4)	26,220		23,169		24,497		23,662		32,654
Loans and leases	104,887		107,264		106,014		104,719		104,401
Deposits	106,913		107,213		106,419		104,451		113,723
Client deposits	103,587		100,044		99,399		101,115		104,109
Shareholders' equity	16,670		16,498		16,787		16,740		16,528
Capital Ratios (5)
Risk-based
Tier 1	12.1%		11.8%		11.7%		11.7%		11.6%
Total	15.8		15.5		15.7		15.8		15.9
Leverage	9.3		9.1		9.3		8.9		8.7
Tangible common equity (2)	7.2		7.1		7.0		7.0		6.4
Tier 1 common equity to risk-weighted assets (2)	9.3		9.1		9.0		8.9		8.6

Applicable ratios are annualized.
(1)	BB&T Corporation declared a regular dividend of $0.16 per common share in the first quarter of 2011, as well as a special one-time dividend of $0.01 per common share.
(2)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 19 of this supplement.

(3)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 21 of this supplement. See Non-GAAP reconciliations.

(4)

Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

(5)	Current regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31		Change
	2011	2010	$	%

Interest Income
Interest and fees on loans and leases	$1,520	$1,440	$80	5.6%
Interest and dividends on securities	150	336	(186)	(55.4)
Interest on other earning assets	6	3	3	100.0
Total interest income	1,676	1,779	(103)	(5.8)

Interest Expense
Interest on deposits	171	259	(88)	(34.0)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	4	5	(1)	(20.0)
Interest on long-term debt	216	201	15	7.5
Total interest expense	391	465	(74)	(15.9)

Net interest income	1,285	1,314	(29)	(2.2)
Provision for credit losses	340	575	(235)	(40.9)
Net interest income after provision for credit loss	945	739	206	27.9

Noninterest income
Insurance income	250	253	(3)	(1.2)
Service charges on deposits	135	164	(29)	(17.7)
Mortgage banking income	95	89	6	6.7
Investment banking and brokerage fees and commissions	87	79	8	10.1
Checkcard fees	72	61	11	18.0
Other nondeposit fees and commissions	67	65	2	3.1
Bankcard fees and merchant discounts	46	40	6	15.0
Trust and investment advisory revenues	43	38	5	13.2
Income from bank-owned life insurance	30	31	(1)	(3.2)
FDIC loss share income, net	(58)	5	(63)	NM
Securities gains (losses), net	-	(3)	3	(100.0)
Other income, net	(53)	22	(75)	NM
Total noninterest income	714	844	(130)	(15.4)

Noninterest Expense
Personnel expense	694	646	48	7.4
Foreclosed property expense	143	178	(35)	(19.7)
Occupancy and equipment expense	154	138	16	11.6
Professional services	71	72	(1)	(1.4)
Regulatory charges	61	45	16	35.6
Loan processing expenses	53	35	18	51.4
Amortization of intangibles	26	32	(6)	(18.8)
Software expense	26	29	(3)	(10.3)
Merger-related and restructuring charges, net	(2)	17	(19)	(111.8)
Other expenses	146	149	(3)	(2.0)
Total noninterest expense	1,372	1,341	31	2.3

Earnings
Income before income taxes	287	242	45	18.6
Provision for income taxes	53	48	5	10.4
Net Income	234	194	40	20.6

Noncontrolling interest	9	6	3	50.0
Net income available to common shareholders	$225	$188	$37	19.7%

Earnings Per Common Share
Basic	$.32	$.27	$.05	18.5%
Diluted	.32	.27	.05	18.5

Weighted Average Shares Outstanding
Basic	695,309	690,792	4,517	0.7
Diluted	704,101	698,675	5,426	0.8

NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2011	2010	2010	2010	2010

Interest Income
Interest and fees on loans and leases	$1,520	$1,566	$1,549	$1,525	$1,440
Interest and dividends on securities	150	185	207	291	336
Interest on other earning assets	6	4	6	3	3
Total interest income	1,676	1,755	1,762	1,819	1,779

Interest Expense
Interest on deposits	171	192	225	241	259
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	4	6	5	6	5
Interest on long-term debt	216	225	218	212	201
Total interest expense	391	423	448	459	465

Net interest income	1,285	1,332	1,314	1,360	1,314
Provision for credit losses	340	643	770	650	575
Net interest income after provision for credit loss	945	689	544	710	739

Noninterest income
Insurance income	250	249	252	287	253
Service charges on deposits	135	143	147	164	164
Mortgage banking income	95	138	184	110	89
Investment banking and brokerage fees and commissions	87	97	85	91	79
Checkcard fees	72	73	70	70	61
Other nondeposit fees and commissions	67	68	74	63	65
Bankcard fees and merchant discounts	46	47	45	45	40
Trust and investment advisory revenues	43	42	40	39	38
Income from bank-owned life insurance	30	31	30	31	31
FDIC loss share income, net	(58)	-	(43)	(78)	5
Securities gains (losses), net	-	99	239	219	(3)
Other income, net	(53)	(23)	(13)	(2)	22
Total noninterest income	714	964	1,110	1,039	844

Noninterest Expense
Personnel expense	694	679	642	649	646
Foreclosed property expense	143	162	167	240	178
Occupancy and equipment expense	154	155	157	158	138
Professional services	71	92	84	86	72
Regulatory charges	61	59	61	46	45
Loan processing expenses	53	45	53	47	35
Amortization of intangibles	26	28	30	32	32
Software expense	26	30	28	30	29
Merger-related and restructuring charges, net	(2)	4	10	38	17
Other expenses	146	167	176	174	149
Total noninterest expense	1,372	1,421	1,408	1,500	1,341

Earnings
Income before income taxes	287	232	246	249	242
Provision for income taxes	53	15	27	25	48
Net Income	234	217	219	224	194

Noncontrolling interest	9	9	9	14	6
Net income available to common shareholders	$225	$208	$210	$210	$188

Earnings Per Common Share
Basic	$.32	$.30	$.30	$.30	$.27
Diluted	.32	.30	.30	.30	.27

Weighted Average Shares Outstanding
Basic	695,309	693,993	693,017	692,113	690,792
Diluted	704,101	702,781	701,535	701,322	698,675

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of March 31		Change
	2011	2010	$	%

Assets
Cash and due from banks	$1,030	$1,265	$(235)	(18.6	) %
Interest-bearing deposits with banks	865	574	291	50.7
Federal funds sold and securities purchased under
resale agreements or similar arrangements	305	399	(94)	(23.6)
Segregated cash due from banks	153	269	(116)	(43.1)
Trading securities at fair value	730	651	79	12.1
Securities available for sale at fair value (1)	17,887	32,654	(14,767)	(45.2)
Securities held to maturity	8,333	-	8,333	NM
Loans and leases:
Commercial loans and leases
Commercial and industrial	33,587	31,750	1,837	5.8
Commercial real estate—other	11,277	12,221	(944)	(7.7)
Commercial real estate—residential ADC (2)	3,061	5,333	(2,272)	(42.6)
Direct retail lending	13,612	14,055	(443)	(3.2)
Sales finance loans	7,121	6,555	566	8.6
Revolving credit loans	2,063	1,981	82	4.1
Residential mortgage loans	18,228	15,498	2,730	17.6
Specialized lending	7,767	7,394	373	5.0
Other acquired loans	56	99	(43)	(43.4)
Total loans and leases held for investment (excluding
covered loans)	96,772	94,886	1,886	2.0
Covered loans	5,803	7,458	(1,655)	(22.2)
Total loans and leases held for investment	102,575	102,344	231	0.2

Loans held for sale	2,312	2,057	255	12.4
Total loans and leases	104,887	104,401	486	0.5
Allowance for loan and lease losses	(2,641)	(2,714)	73	(2.7)
FDIC loss share receivable	1,580	2,611	(1,031)	(39.5)
Premises and equipment	1,830	1,798	32	1.8
Goodwill	6,014	6,055	(41)	(0.7)
Core deposit and other intangible assets	483	601	(118)	(19.6)
Residential mortgage servicing rights at fair value	928	875	53	6.1
Other assets (3)	14,655	14,261	394	2.8
Total assets	$157,039	$163,700	$(6,661)	(4.1	) %

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$21,864	$19,022	$2,842	14.9%
Interest checking	3,711	3,504	207	5.9
Other client deposits	57,432	51,897	5,535	10.7
Client certificates of deposit	20,580	29,686	(9,106)	(30.7)
Total client deposits	103,587	104,109	(522)	(0.5)

Other interest-bearing deposits	3,326	9,614	(6,288)	(65.4)
Total deposits	106,913	113,723	(6,810)	(6.0)
Fed funds purchased, repos and other borrowings	5,186	7,020	(1,834)	(26.1)
Long-term debt	22,591	21,428	1,163	5.4
Other liabilities	5,679	5,001	678	13.6
Total liabilities	140,369	147,172	(6,803)	(4.6)
Shareholders' equity:
Common stock	3,481	3,459	22	0.6
Additional paid-in capital	5,794	5,677	117	2.1
Retained earnings	8,042	7,624	418	5.5
Accumulated other comprehensive loss	(706)	(292)	(414)	141.8
Noncontrolling interest	59	60	(1)	(1.7)
Total shareholders' equity	16,670	16,528	142	0.9
Total liabilities and shareholders' equity	$157,039	$163,700	$(6,661)	(4.1	) %

(1)	Includes $1.7 billion and $1.3 billion at March 31, 2011 and 2010, respectively, covered by FDIC loss sharing agreements.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $401 million and $229 million of foreclosed property and other assets covered by FDIC loss sharing agreements at March 31, 2011 and 2010, respectively.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2011	2010	2010	2010	2010

Assets
Cash and due from banks	$1,030	$1,127	$1,225	$1,270	$1,265
Interest-bearing deposits with banks	865	931	944	931	574
Federal funds sold and securities purchased under
resale agreements or similar arrangements	305	327	285	308	399
Segregated cash due from banks	153	309	269	255	269
Trading securities at fair value	730	633	568	587	651
Securities available for sale at fair value (1)	17,887	23,169	24,497	23,662	32,654
Securities held to maturity	8,333	-	-	-	-
Loans and leases:
Commercial loans and leases
Commercial and industrial	33,587	34,050	32,591	32,147	31,750
Commercial real estate—other	11,277	11,439	11,729	12,187	12,221
Commercial real estate—residential ADC	3,061	3,397	3,811	4,720	5,333
Direct retail lending	13,612	13,749	13,828	13,939	14,055
Sales finance loans	7,121	7,050	6,972	6,863	6,555
Revolving credit loans	2,063	2,127	2,065	2,024	1,981
Residential mortgage loans	18,228	17,550	16,316	15,452	15,498
Specialized lending	7,767	7,953	8,047	7,954	7,394
Other acquired loans	56	58	69	85	99
Total loans and leases held for investment (excluding
covered loans)	96,772	97,373	95,428	95,371	94,886
Covered loans	5,803	6,194	6,753	7,177	7,458
Total loans and leases held for investment	102,575	103,567	102,181	102,548	102,344

Loans held for sale	2,312	3,697	3,833	2,171	2,057
Total loans and leases	104,887	107,264	106,014	104,719	104,401
Allowance for loan and lease losses	(2,641)	(2,708)	(2,611)	(2,723)	(2,714)
FDIC loss share receivable	1,580	1,922	1,924	2,230	2,611
Premises and equipment	1,830	1,840	1,831	1,835	1,798
Goodwill	6,014	6,008	6,013	6,067	6,055
Core deposit and other intangible assets	483	508	535	569	601
Residential mortgage servicing rights at fair value	928	830	585	665	875
Other assets (2)	14,655	14,921	15,151	14,708	14,261
Total assets	$157,039	$157,081	$157,230	$155,083	$163,700

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$21,864	$20,637	$20,607	$19,767	$19,022
Interest checking	3,711	4,050	2,225	3,760	3,504
Other client deposits	57,432	54,040	52,795	49,989	51,897
Client certificates of deposit	20,580	21,317	23,772	27,599	29,686
Total client deposits	103,587	100,044	99,399	101,115	104,109

Other interest-bearing deposits	3,326	7,169	7,020	3,336	9,614
Total deposits	106,913	107,213	106,419	104,451	113,723
Fed funds purchased, repos and other borrowings	5,186	5,673	5,820	6,080	7,020
Long-term debt	22,591	21,730	22,111	22,086	21,428
Other liabilities	5,679	5,967	6,093	5,726	5,001
Total liabilities	140,369	140,583	140,443	138,343	147,172
Shareholders' equity:
Common stock	3,481	3,472	3,468	3,464	3,459
Additional paid-in capital	5,794	5,776	5,753	5,720	5,677
Retained earnings	8,042	7,935	7,833	7,729	7,624
Accumulated other comprehensive loss	(706)	(747)	(335)	(237)	(292)
Noncontrolling interest	59	62	68	64	60
Total shareholders' equity	16,670	16,498	16,787	16,740	16,528
Total liabilities and shareholders' equity	$157,039	$157,081	$157,230	$155,083	$163,700

(1)

Includes $1.7 billion, $1.5 billion, $1.5 billion, $1.4 billion and $1.3 billion at March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, covered by FDIC loss sharing agreements.

(2)

Includes $401 million, $360 million, $314 million, $222 million and $229 million of foreclosed property and other assets covered by FDIC loss sharing agreements at March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Year-to-Date
	March 31		Change
	2011	2010	$	%
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$93	$1,636	$(1,543)	(94.3	) %
Mortgage-backed securities issued by GSE	20,409	26,558	(6,149)	(23.2)
States and political subdivisions	1,969	2,107	(138)	(6.5)
Non-agency mortgage-backed securities	595	1,311	(716)	(54.6)
Other securities	750	202	548	NM
Covered securities	1,243	1,175	68	5.8
Total securities	25,059	32,989	(7,930)	(24.0)

Other earning assets	2,978	2,681	297	11.1
Loans and leases
Commercial loans and leases
Commercial and industrial	33,433	31,498	1,935	6.1
Commercial real estate—other	11,368	12,296	(928)	(7.5)
Commercial real estate—residential ADC	3,281	5,586	(2,305)	(41.3)
Direct retail lending	13,672	14,165	(493)	(3.5)
Sales finance loans	7,080	6,406	674	10.5
Revolving credit loans	2,082	1,991	91	4.6
Residential mortgage loans	17,926	15,459	2,467	16.0
Specialized lending	7,797	7,479	318	4.3
Other acquired loans	57	108	(51)	(47.2)
Total loans and leases held for investment (excluding
covered loans)	96,696	94,988	1,708	1.8
Covered loans	5,927	7,642	(1,715)	(22.4)
Total loans and leases held for investment	102,623	102,630	(7)	-

Loans held for sale	2,671	1,838	833	45.3
Total loans and leases	105,294	104,468	826	0.8

Total earning assets	133,331	140,138	(6,807)	(4.9)

Non-earning assets	23,600	23,669	(69)	(0.3)
Total assets	$156,931	$163,807	$(6,876)	(4.2	) %

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$20,990	$18,464	$2,526	13.7%
Interest checking	3,594	3,745	(151)	(4.0)
Other client deposits	55,909	51,712	4,197	8.1
Client certificates of deposit	21,081	30,833	(9,752)	(31.6)
Total client deposits	101,574	104,754	(3,180)	(3.0)
Other interest-bearing deposits	4,040	6,277	(2,237)	(35.6)
Total deposits	105,614	111,031	(5,417)	(4.9)

Fed funds purchased, repos and other borrowings	7,286	10,207	(2,921)	(28.6)
Long-term debt	21,879	21,221	658	3.1
Other liabilities	5,479	4,721	758	16.1
Total liabilities	140,258	147,180	(6,922)	(4.7)

Shareholders' equity	16,673	16,627	46	0.3

Total liabilities and shareholders' equity	$156,931	$163,807	$(6,876)	(4.2	) %

Average balances exclude basis adjustments for fair value hedges.
(1) Total securities include securities available for sale and securities held to maturity.
NM - not meaningful.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2011	2010	2010	2010	2010
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$93	$52	$54	$554	$1,636
Mortgage-backed securities issued by GSE	20,409	21,067	18,636	23,080	26,558
States and political subdivisions	1,969	1,987	2,019	2,077	2,107
Non-agency mortgage-backed securities	595	1,025	1,152	1,214	1,311
Other securities	750	641	209	192	202
Covered securities	1,243	1,216	1,207	1,192	1,175
Total securities	25,059	25,988	23,277	28,309	32,989

Other earning assets	2,978	2,995	2,951	3,101	2,681
Loans and leases
Commercial loans and leases
Commercial and industrial	33,433	32,733	32,174	31,691	31,498
Commercial real estate—other	11,368	11,661	12,052	12,223	12,296
Commercial real estate—residential ADC	3,281	3,650	4,394	5,165	5,586
Direct retail lending	13,672	13,770	13,867	13,994	14,165
Sales finance loans	7,080	7,015	6,906	6,729	6,406
Revolving credit loans	2,082	2,086	2,048	2,002	1,991
Residential mortgage loans	17,926	16,974	15,828	15,586	15,459
Specialized lending	7,797	7,937	8,046	7,645	7,479
Other acquired loans	57	63	73	96	108
Total loans and leases held for investment (excluding
covered loans)	96,696	95,889	95,388	95,131	94,988
Covered loans	5,927	6,488	6,957	7,162	7,642
Total loans and leases held for investment	102,623	102,377	102,345	102,293	102,630

Loans held for sale	2,671	3,569	2,410	1,671	1,838
Total loans and leases	105,294	105,946	104,755	103,964	104,468

Total earning assets	133,331	134,929	130,983	135,374	140,138

Non-earning assets	23,600	24,535	24,683	24,412	23,669
Total assets	$156,931	$159,464	$155,666	$159,786	$163,807

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$20,990	$21,027	$20,099	$19,346	$18,464
Interest checking	3,594	3,682	3,482	3,905	3,745
Other client deposits	55,909	52,578	50,458	50,207	51,712
Client certificates of deposit	21,081	22,144	25,875	28,745	30,833
Total client deposits	101,574	99,431	99,914	102,203	104,754
Other interest-bearing deposits	4,040	6,161	3,591	4,857	6,277
Total deposits	105,614	105,592	103,505	107,060	111,031

Fed funds purchased, repos and other borrowings	7,286	9,446	7,355	9,105	10,207
Long-term debt	21,879	21,890	21,833	21,660	21,221
Other liabilities	5,479	5,585	5,938	5,036	4,721
Total liabilities	140,258	142,513	138,631	142,861	147,180

Shareholders' equity	16,673	16,951	17,035	16,925	16,627

Total liabilities and shareholders' equity	$156,931	$159,464	$155,666	$159,786	$163,807

Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	March 31, 2011			December 31, 2010
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$93	$1	2.41%	$52	$1	4.60%
Mortgage-backed securities issued by GSE	20,409	84	1.65	21,067	102	1.95
States and political subdivisions	1,969	27	5.55	1,987	27	5.58
Non-agency mortgage-backed securities	595	10	6.38	1,025	15	5.93
Other securities	750	3	1.56	641	4	1.91
Covered securities	1,243	37	12.06	1,216	50	16.45
Total securities	25,059	162	2.59	25,988	199	3.07

Other earning assets	2,978	6.80		2,995	4.56
Loans and leases
Commercial loans and leases
Commercial and industrial	33,433	359	4.35	32,733	370	4.48
Commercial real estate—other	11,368	108	3.84	11,661	111	3.78
Commercial real estate—residential ADC	3,281	28	3.50	3,650	33	3.60
Direct retail lending	13,672	174	5.17	13,770	181	5.23
Sales finance loans	7,080	91	5.23	7,015	97	5.48
Revolving credit loans	2,082	46	8.90	2,086	46	8.62
Residential mortgage loans	17,926	223	4.97	16,974	218	5.14
Specialized lending	7,797	227	11.76	7,937	231	11.53
Other acquired loans	57	4	31.68	63	5	28.84
Total loans and leases held for investment (excluding
covered loans)	96,696	1,260	5.27	95,889	1,292	5.35
Covered loans	5,927	262	17.96	6,488	271	16.59
Total loans and leases held for investment	102,623	1,522	6.00	102,377	1,563	6.06
Loans held for sale	2,671	23	3.48	3,569	27	3.09
Total loans and leases	105,294	1,545	5.94	105,946	1,590	5.96

Total earning assets	133,331	1,713	5.19	134,929	1,793	5.28

Non-earning assets	23,600			24,535
Total assets	$156,931			$159,464

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$3,594	2.25		$3,682	2.24
Other client deposits	55,909	74.53		52,578	76.57
Client certificates of deposit	21,081	87	1.66	22,144	103	1.84
Other interest-bearing deposits	4,040	8.84		6,161	11.66
Total interest-bearing deposits	84,624	171.82		84,565	192.90

Fed funds purchased, repos and other borrowings	7,286	5.30		9,446	7.29
Long-term debt	21,879	216	3.97	21,890	225	4.10
Total interest-bearing liabilities	113,789	392	1.39	115,901	424	1.45

Noninterest-bearing deposits	20,990			21,027
Other liabilities	5,479			5,585
Shareholders' equity	16,673			16,951
Total liabilities and shareholders' equity	$156,931			$159,464

Average interest-rate spread			3.80			3.83

Net interest income/ net interest margin		$1,321	4.01%		$1,369	4.04%

Taxable-equivalent adjustment		$36			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	September 30, 2010			June 30, 2010			March 31, 2010
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$54	$-	4.65%	$554	$5	3.68%	$1,636	$15	3.61%
Mortgage-backed securities issued by GSE	18,636	150	3.22	23,080	217	3.77	26,558	254	3.82
States and political subdivisions	2,019	29	5.55	2,077	28	5.45	2,107	28	5.38
Non-agency mortgage-backed securities	1,152	17	5.90	1,214	18	5.84	1,311	19	5.80
Other securities	209	1	2.74	192	1	2.43	202	1	2.13
Covered securities	1,207	23	7.61	1,192	35	11.65	1,175	34	11.60
Total securities	23,277	220	3.78	28,309	304	4.30	32,989	351	4.26

Other earning assets	2,951	6.54		3,101	4.57		2,681	3.53
Loans and leases
Commercial loans and leases
Commercial and industrial	32,174	364	4.49	31,691	355	4.49	31,498	338	4.35
Commercial real estate—other	12,052	115	3.78	12,223	115	3.79	12,296	124	4.11
Commercial real estate—residential ADC	4,394	38	3.40	5,165	44	3.44	5,586	56	4.05
Direct retail lending	13,867	184	5.26	13,994	185	5.31	14,165	187	5.34
Sales finance loans	6,906	100	5.73	6,729	100	6.01	6,406	100	6.31
Revolving credit loans	2,048	44	8.64	2,002	44	8.69	1,991	44	9.04
Residential mortgage loans	15,828	213	5.39	15,586	215	5.51	15,459	213	5.51
Specialized lending	8,046	229	11.33	7,645	221	11.59	7,479	211	11.40
Other acquired loans	73	3	18.97	96	3	10.63	108	3	12.49
Total loans and leases held for investment (excluding
covered loans)	95,388	1,290	5.38	95,131	1,282	5.40	94,988	1,276	5.43
Covered loans	6,957	258	14.72	7,162	242	13.52	7,642	162	8.61
Total loans and leases held for investment	102,345	1,548	6.01	102,293	1,524	5.97	102,630	1,438	5.67
Loans held for sale	2,410	22	3.56	1,671	20	4.73	1,838	21	4.68
Total loans and leases	104,755	1,570	5.96	103,964	1,544	5.95	104,468	1,459	5.65

Total earning assets	130,983	1,796	5.45	135,374	1,852	5.48	140,138	1,813	5.22

Non-earning assets	24,683			24,412			23,669
Total assets	$155,666			$159,786			$163,807

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$3,482	3.29		$3,905	3.31		$3,745	3.36
Other client deposits	50,458	79.62		50,207	81.65		51,712	90.70
Client certificates of deposit	25,875	132	2.02	28,745	144	2.01	30,833	152	2.00
Other interest-bearing deposits	3,591	11	1.18	4,857	13	1.06	6,277	14.93
Total interest-bearing deposits	83,406	225	1.07	87,714	241	1.10	92,567	259	1.14

Fed funds purchased, repos and other borrowings	7,355	6.32		9,105	7.31		10,207	6.23
Long-term debt	21,833	218	3.98	21,660	212	3.92	21,221	201	3.82
Total interest-bearing liabilities	112,594	449	1.58	118,479	460	1.56	123,995	466	1.52

Noninterest-bearing deposits	20,099			19,346			18,464
Other liabilities	5,938			5,036			4,721
Shareholders' equity	17,035			16,925			16,627
Total liabilities and shareholders' equity	$155,666			$159,786			$163,807

Average interest-rate spread			3.87			3.92			3.70

Net interest income/ net interest margin		$1,347	4.09%		$1,392	4.12%		$1,347	3.88%

Taxable-equivalent adjustment		$33			$32			$33

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2011	2010	2010	2010	2010

Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases (7)
Commercial and industrial	$594	$508	$491	$637	$500
Commercial real estate—other	508	405	328	631	413
Commercial real estate—residential ADC	568	513	454	807	875
Direct retail lending	182	191	216	234	219
Sales finance loans	9	6	6	6	5
Residential mortgage loans (8) (9)	511	466	416	387	737
Specialized lending	55	60	62	68	69
Total nonaccrual loans and leases held for investment	2,427	2,149	1,973	2,770	2,818
Loans held for sale	189	521	826	129	6
Total nonaccrual loans and leases	2,616	2,670	2,799	2,899	2,824
Foreclosed real estate	1,211	1,259	1,309	1,391	1,524
Other foreclosed property	36	42	39	37	46
Total nonperforming assets (excluding covered assets) (2)	$3,863	$3,971	$4,147	$4,327	$4,394

Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases
Commercial and industrial	$125	$205	$260	$303	$298
Commercial real estate—other	233	280	300	387	334
Commercial real estate—residential ADC	120	172	316	409	337
Direct retail lending	146	141	131	133	130
Sales finance loans	5	5	-	-	-
Revolving credit loans	62	62	62	60	58
Residential mortgage loans (10)	587	585	566	595	557
Specialized lending	31	26	4	4	1
Total performing TDRs	$1,309	$1,476	$1,639	$1,891	$1,715

Loans 90 days or more past due and still accruing (4)
Commercial loans and leases
Commercial and industrial	$6	$8	$7	$5	$4
Commercial real estate—other	20	4	3	7	-
Commercial real estate—residential ADC	5	8	10	10	10
Direct retail lending	59	76	69	69	67
Sales finance loans	23	27	27	28	27
Revolving credit loans	18	20	21	20	23
Residential mortgage loans (9) (11)	124	143	137	127	148
Specialized lending	6	6	7	7	10
Other acquired loans	2	3	5	5	6
Total loans 90 days past due and still accruing (excluding covered
loans) (5)	$263	$295	$286	$278	$295

Loans 30-89 days past due (4)
Commercial loans and leases
Commercial and industrial	$137	$163	$213	$185	$202
Commercial real estate—other	54	68	171	118	182
Commercial real estate—residential ADC	40	84	151	128	132
Direct retail lending	166	189	181	188	203
Sales finance loans	67	95	99	95	94
Revolving credit loans	24	28	28	28	30
Residential mortgage loans (12)	444	532	551	519	531
Specialized lending	166	248	242	225	200
Other acquired loans	1	1	2	2	3

Total loans 30-89 days past due (excluding covered loans) (6)	$1,099	$1,408	$1,638	$1,488	$1,577

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)

Excludes foreclosed real estate totaling $362 million, $313 million, $276 million, $176 million and $181 million at March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, that are covered by FDIC loss sharing agreements.

(3)

Excludes TDRs that are nonperforming totaling $479 million, $479 million, $489 million, $480 million and $333 million at March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively. These amounts are included in total nonperforming assets.

(4)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(5)

Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $1.2 billion, $1.1 billion, $1.3 billion, $1.5 billion and $1.4 billion at March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

(6)

Excludes loans totaling $252 million, $363 million, $329 million, $429 million and $356 million past due 30-89 days at March 31, 2011, December 31, 2010, September 30, 2010, June 30,2010 and March 31, 2010, respectively, that are covered by FDIC loss sharing agreements.

(7)	Includes a transfer of $1.3 billion book value of nonperforming commercial loans to loans held for sale during the third quarter of 2010 in connection with BB&T's NPA disposition strategy.
(8)	Includes a reduction of $375 million in mortgage loans during the second quarter of 2010 in connection with BB&T's NPA disposition strategy.
(9)

Excludes nonaccrual mortgage loans that are government guaranteed totaling $70 million at March 31, 2010. BB&T revised its nonaccrual policy related to FHA/VA guaranteed mortgage loans during the second quarter of 2010. The change in policy resulted in a decrease in nonaccrual mortgage loans and an increase in mortgage loans 90 days past due and still accruing of approximately $79 million.

(10)	Excludes restructured mortgage loans that are government guaranteed totaling $148 million, $129 million, $153 million and $73 million at March 31, 2011, December 31, 2010, September 30, 2010 and June 30,2010, respectively. Includes mortgage loans held for sale.
(11)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $187 million, $153 million, $119 million, $82 million, and $7 million at March 31, 2011, December 31, 2010, September 30, 2010, June 30,2010 and March 31, 2010, respectively. Includes past due mortgage loans held for sale.
(12)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $71 million, $83 million, $74 million, $42 million, and $24 million at March 31, 2011, December 31, 2010, September 30, 2010, June 30,2010 and March 31, 2010, respectively. Includes past due mortgage loans held for sale.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2011	2010	2010	2010	2010

Allowance for credit losses
Beginning balance	$2,755	$2,650	$2,753	$2,759	$2,672
Provision for credit losses (excluding covered loans)	340	543	743	652	556
Provision for covered loans	-	100	27	(2)	19
Charge-offs
Commercial loans and leases (1)
Commercial and industrial	(78)	(103)	(143)	(65)	(62)
Commercial real estate—other	(68)	(125)	(244)	(47)	(54)
Commercial real estate—residential ADC	(71)	(107)	(285)	(165)	(108)
Direct retail lending	(78)	(87)	(83)	(82)	(86)
Sales finance loans	(10)	(12)	(10)	(10)	(16)
Revolving credit loans	(27)	(28)	(28)	(31)	(31)
Residential mortgage loans (2)	(54)	(58)	(52)	(207)	(77)
Specialized lending	(52)	(57)	(56)	(64)	(75)
Total charge-offs	(438)	(577)	(901)	(671)	(509)

Recoveries
Commercial loans and leases (1)
Commercial and industrial	4	4	4	4	6
Commercial real estate—other	3	4	-	1	-
Commercial real estate—residential ADC	4	6	4	3	1
Direct retail lending	9	8	7	6	12
Sales finance loans	2	2	2	2	3
Revolving credit loans	5	4	4	4	4
Residential mortgage loans (2)	1	1	1	1	1
Specialized lending	6	10	6	8	7
Total recoveries	34	39	28	29	34
Net charge-offs	(404)	(538)	(873)	(642)	(475)
Other changes	-	-	-	(14)	(13)
Ending balance	$2,691	$2,755	$2,650	$2,753	$2,759

Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,497	$2,564	$2,567	$2,706	$2,695
Allowance for covered loans	144	144	44	17	19
Reserve for unfunded lending commitments	50	47	39	30	45
Total	$2,691	$2,755	$2,650	$2,753	$2,759

(1)

Includes net charge-offs of $26 million, $431 million and $7 million in commercial loans and leases during the fourth, third and second quarters of 2010, respectively, in connection with BB&T's NPA disposition strategy.

(2)	Includes net charge-offs of $141 million in mortgage loans during the second quarter of 2010 in connection with BB&T's NPA disposition strategy.

BB&T Corporation Credit Quality

	As of/For the Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2011		2010		2010		2010		2010

Asset Quality Ratios (including amounts related to covered loans and covered foreclosed property) (1)(2)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases	1.29%		1.65%		1.86%		1.83%		1.85%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases	1.36		1.34		1.53		1.74		1.66
Nonperforming loans and leases as a
percentage of total loans and leases	2.49		2.49		2.64		2.77		2.71
Nonperforming assets as a percentage of:
Total assets	2.69		2.73		2.81		2.90		2.79
Loans and leases plus foreclosed property	3.97		3.94		4.11		4.24		4.31
Net charge-offs as a percentage of average loans and leases	1.56		2.02		3.31		2.48		1.84
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.58		2.62		2.56		2.66		2.65
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.61	X	1.27	X	.75	X	1.06	X	1.41	X
Nonperforming loans and leases held for investment	1.09		1.26		1.32		.98		.96

Asset Quality Ratios (excluding amounts related to covered loans and covered foreclosed property) (1)(2)(3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases	1.11%		1.39%		1.65%		1.53%		1.63%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases	.27		.29		.29		.28		.30
Nonperforming loans and leases as a
percentage of total loans and leases	2.64		2.64		2.82		2.97		2.91
Nonperforming assets as a percentage of:
Total assets	2.56		2.64		2.76		2.93		2.82
Loans and leases plus foreclosed property	3.85		3.88		4.12		4.37		4.46
Net charge-offs as a percentage of average loans and leases (4)	1.65		2.15		3.54		2.66		1.99
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.58		2.63		2.69		2.84		2.84
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.52	X	1.20	X	.74	X	1.05	X	1.40	X
Nonperforming loans and leases held for investment	1.03		1.19		1.30		.98		.96

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(2)	Excludes mortgage loans guaranteed by the government.
(3)

These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.

(4)

Excluding the impact of losses and balances associated with BB&T's NPA disposition strategy, the adjusted net charge-offs ratio would have been 2.07%, 1.80% and 2.06% for the fourth quarter of 2010, third quarter of 2010 and second quarter of 2010, respectively.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)(2)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

	As of/For the Period Ended March 31, 2011
	Builder /	Land / Land	Condos /
	Construction	Development	Townhomes	Total ADC
Total loans outstanding	$829	$2,079	$153	$3,061

Average loan size (in thousands)	220	519	1,080	387
Average client size (in thousands)	575	855	2,268	775

Nonaccrual loans and leases as a percentage of category	20.12%	18.42%	11.54%	18.54%
Gross charge-offs as a percentage of category:
Year-to-Date	8.23	10.07	.66	9.06

		As of/For the Period Ended March 31, 2011

				Gross Charge-
				Offs as a
			Nonaccrual as a	Percentage of
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND		Total	Percentage of	Outstandings
CONSTRUCTION LOANS (ADC) BY STATE OF ORIGINATION		Outstandings	Outstandings	Year-to-Date
North Carolina		$1,390	21.19%	9.90%
Virginia		571	6.38	1.88
South Carolina		283	18.57	6.51
Georgia		234	23.37	14.66
Florida		163	27.17	11.65
Washington, D.C.		103	13.13	37.50
Tennessee		89	30.93	7.83
West Virginia		70	14.60	9.07
Kentucky		67	11.67	4.98
Maryland		54	3.29	.64
Alabama		37	64.81	2.00
Total		$3,061	18.54%	9.06%

OTHER COMMERCIAL REAL ESTATE LOANS (3)
	As of/For the Period Ended March 31, 2011

		Commercial	Permanent	Total Other
	Commercial	Land/	Income Producing	Commercial
	Construction	Development	Properties	Real Estate
Total loans outstanding	$943	$1,283	$9,059	$11,285

Average loan size (in thousands)	1,029	625	501	536
Average client size (in thousands)	1,462	745	760	789

Nonaccrual loans and leases as a percentage of category	4.28%	11.82%	3.49%	4.50%
Gross charge-offs as a percentage of category:
Year-to-Date	.86	11.63	1.56	2.71

		As of/For the Period Ended March 31, 2011

				Gross Charge-
				Offs as a
			Nonaccrual as a	Percentage of
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF		Total	Percentage of	Outstandings
ORIGINATION (3)		Outstandings	Outstandings	Year-to-Date
North Carolina		$3,489	4.11%	1.67%
Virginia		1,872	1.59	.96
Georgia		1,649	8.37	6.92
South Carolina		898	6.13	2.01
Florida		761	12.77	9.25
Washington, D.C.		622	1.31	2.93
Maryland		576.93		.04
Kentucky		449	1.53	.11
West Virginia		412.62		.72
Tennessee		346	4.95	1.08
Alabama		98	4.86	-
Other		113	-	-
Total		$11,285	4.50%	2.71%

Applicable ratios are annualized.
(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items.
(2)	Includes net charge-offs and average balances related to loans transferred to held for sale while they were held for investment. Loans transferred to held for sale are excluded from total loans outstanding. As of March 31, 2011, there were $76 million ADC loans and $65 million other CRE loans held for sale.
All of the held for sale ADC and Other CRE loans are on nonaccrual status.
(3)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)

	As of/For the Period Ended March 31, 2011
			Construction/
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$15,430	$2,031	$521	$467	$18,449

Average loan size (in thousands)	193	306	310	60	192
Average refreshed credit score (3)	724	694	718	573	717

Percentage that are first mortgages	100%	100%	99%	82%	99%
Average loan to value at origination	74	68	73	74	73

Nonaccrual loans and leases as a percentage of category	1.90	7.57	7.76	9.26	2.87
Gross charge-offs as a percentage of category:
Year-to-Date	.87	2.68	3.53	4.36	1.25

			As of/For the Period Ended March 31, 2011

					Gross Charge-
					Offs as a
				Nonaccrual as a	Percentage of
			Total	Percentage of	Outstandings
RESIDENTIAL MORTGAGE LOANS BY STATE			Outstandings	Outstandings	Year-to-Date
North Carolina			$4,470	2.17%	.66%
Virginia			3,125	2.27	.99
Florida			2,332	5.92	3.57
Maryland			1,782	2.65	.85
South Carolina			1,703	3.29	1.08
Georgia			1,677	3.15	1.68
Kentucky			477	1.68	.10
Texas			431.30		.11
West Virginia			378	1.37	.38
Tennessee			370	2.74	.71
Alabama			251	1.20	.44
Washington, D.C.			224	2.40	.86
Missouri			159.66		.36
Indiana			107.44		.19
Other			963	3.51	1.62
Total			$18,449	2.87%	1.25%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of/For the Period Ended March 31, 2011

		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,283	$5,918	$5,400	$12,601

Average loan size (in thousands) (5)		58	44	36	41
Average refreshed credit score (6)		721	722	761	745

Percentage that are first mortgages		100%	77%	28%	59%
Average loan to value at origination		78	63	64	64

Nonaccrual loans and leases as a percentage of category		5.23	1.41	.50	1.41
Gross charge-offs as a percentage of category:
Year-to-Date		9.03	1.57	1.34	2.25

			As of/For the Period Ended March 31, 2011

					Gross Charge-
					Offs as a
				Nonaccrual as a	Percentage of
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE			Total	Percentage of	Outstandings
LOANS AND LINES BY STATE OF ORIGINATION			Outstandings	Outstandings	Year-to-Date
North Carolina			$4,312	1.68%	2.35%
Virginia			2,849.75		.92
South Carolina			1,199	1.94	3.20
Georgia			1,007	1.58	3.37
Maryland			804.85		1.81
West Virginia			764	1.19	1.07
Florida			627	2.06	6.66
Kentucky			568	1.40	1.13
Tennessee			345	1.96	2.64
Washington, D.C.			82.93		4.43
Other			44	1.51	1.98
Total			$12,601	1.41%	2.25%

Applicable ratios are annualized.
(1)	Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2)	Includes $327 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3)	Weighted based on outstanding balance.
(4)	Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T branching network. Excludes covered loans and in process items.
(5)	Home equity lines without an outstanding balance are excluded from this calculation.
(6)	Based on number of accounts.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions)

SUPPLEMENTAL TROUBLED DEBT RESTRUCTURINGS INFORMATION

	As of March 31, 2011
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total

Performing restructurings: (1)
Commercial loans
Commercial and industrial	$118	94.4%	$7	5.6%	$-	-%	$125
Commercial real estate—other	233	100.0	-	-	-	-	233
Commercial real estate—residential ADC	117	97.5	3	2.5	-	-	120
Direct retail lending	139	95.2	6	4.1	1	0.7	146
Sales finance loans	3	60.0	-	-	2	40.0	5
Revolving credit loans	49	79.0	7	11.3	6	9.7	62
Residential mortgage loans (2)	485	82.6	82	14.0	20	3.4	587
Specialized lending	29	93.5	2	6.5	-	-	31
Total performing restructurings	1,173	89.6	107	8.2	29	2.2	1,309
Nonperforming restructurings (3)	142	29.7	81	16.9	256	53.4	479
Total restructurings	$1,315	73.6	$188	10.5	$285	15.9	$1,788

(1)	Past due performing restructurings are included in past due disclosures.
(2)	Excludes restructured mortgage loans that are government guaranteed totaling $148 million.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

As of / Quarter Ended
March 31		Dec. 31	Sept. 30	June 30	March 31
2011		2010	2010	2010	2010

Selected Capital Information (1)
Risk-based capital
Tier 1	$14,100	$13,959	$13,828	$13,594	$13,657
Total	18,385	18,319	18,465	18,327	18,658
Risk-weighted assets (2)	116,215	118,131	117,894	116,073	117,410
Average quarterly tangible assets	151,049	153,349	149,253	153,399	157,603
Risk-based capital ratios
Tier 1	12.1%	11.8%	11.7%	11.7%	11.6%
Total	15.8	15.5	15.7	15.8	15.9
Leverage capital ratio	9.3	9.1	9.3	8.9	8.7
Equity as a percentage of total assets	10.6	10.5	10.7	10.8	10.1
Book value per common share	$23.86	$23.67	$24.11	$24.07	$23.80

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	7.2%	7.1%	7.0%	7.0%	6.4%
Tier 1 common equity as a percentage of risk-weighted assets	9.3	9.1	9.0	8.9	8.6

Tangible book value per common share	$15.59	$15.43	$15.25	$14.93	$14.67

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$14,100	$13,959	$13,828	$13,594	$13,657
Less:
Qualifying restricted core capital elements	3,248	3,248	3,255	3,254	3,508
Tier 1 common equity	10,852	10,711	10,573	10,340	10,149

Total assets	$157,039	$157,081	$157,230	$155,083	$163,700
Less:
Intangible assets, net of deferred taxes	6,374	6,391	6,419	6,502	6,519
Plus:
Regulatory adjustments, net of deferred taxes	572	636	207	187	493
Tangible assets	151,237	151,326	151,018	148,768	157,674

Total risk-weighted assets (2)	$116,215	$118,131	$117,894	$116,073	$117,410

Tangible common equity as a percentage of tangible assets	7.2%	7.1%	7.0%	7.0%	6.4%
Tier 1 common equity as a percentage of risk-weighted assets	9.3	9.1	9.0	8.9	8.6

Tier 1 common equity	$10,852	$10,711	$10,573	$10,340	$10,149

Outstanding shares at end of period (in thousands)	696,285	694,381	693,560	692,777	691,869

Tangible book value per common share	$15.59	$15.43	$15.25	$14.93	$14.67

(1)	Current quarter regulatory capital information is preliminary.
(2)

Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.

(3)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	YTD		Link QTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	1Q11 vs. 1Q10		1Q11 vs. 4Q10

Average Balances

Commercial loans and leases (2)
Commercial and industrial	7.2%		9.1%
Commercial real estate—other	(2.9)		(10.1)
Commercial real estate—residential ADC	(33.9)		(41.1)
Direct retail lending	(3.5)		(2.9)
Sales finance loans	10.5		3.8
Revolving credit loans	4.6		(0.8)
Residential mortgage loans (2)	18.9		22.7
Specialized lending	4.3		(7.2)
Other acquired loans	(47.2)		(38.6)
Total loans and leases held for investment (excluding covered loans)	3.9		3.5
Covered loans	(22.4)		(35.1)
Total loans and leases held for investment	1.9		1.1

Noninterest-bearing deposits	13.8		(0.7)
Interest checking	(3.9)		(9.7)
Other client deposits	8.2		25.7
Client certificates of deposit	(31.4)		(19.5)
Total client deposits	(2.9)		8.7
Other interest-bearing deposits	(35.6)		(139.6)

Total deposits	(4.8)		0.1

	Percentage Increase (Decrease)
	YTD		Link QTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(3)	1Q11 vs. 1Q10		1Q11 vs. 4Q10

Net interest income - taxable equivalent	(5.0	) %	(7.9	) %

Noninterest income
Insurance income	(1.2)		1.6
Service charges on deposits	(17.7)		(22.7)
Mortgage banking income	9.4		(98.9)
Investment banking and brokerage fees and commissions	10.1		(41.8)
Checkcard fees	18.0		(5.6)
Other nondeposit fees and commissions	3.1		(6.0)
Bankcard fees and merchant discounts	15.0		(8.6)
Trust and investment advisory revenues	13.2		9.7
Other income, net	(15.0)		(110.1)

Total noninterest income	(.1)		(30.2)

Noninterest expense

Personnel expense	7.4		9.0
Foreclosed property expense	(19.7)		(47.6)
Occupancy and equipment expense	.7		(2.6)
Other noninterest expense	2.1		(36.6)

Total noninterest expense	1.6		(12.3)

Applicable ratios are annualized.
(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions.
(2)	Adjusted to exclude the estimated impact of loans disposed of or transferred in connection with BB&T NPA disposition strategy.
(3)

Excludes securities gains (losses), merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives, the impacts of FDIC loss share accounting, and other selected items as noted on page 21 of this supplement.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

First Quarter 2011
Losses/write-downs related to NPA disposition strategy	Other noninterest income			$(74)	$(46)

Fourth Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income			(62)	(39)

Third Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income			(28)	(17)

Second Quarter 2010
No selected items noted

First Quarter 2010
Colonial premises and equipment adjustment	Occupancy and equipment expense			16	10
Contingency reserve adjustment	Other noninterest expense			11	7

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2011	2010	2010	2010	2010

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$41	$191	$(101)	$(234)	$5
MSRs hedge gains (losses)	(39)	(176)	132	241	(1)
Net	$2	$15	$31	$7	$4

Residential mortgage loan originations	$5,802	$8,406	$6,656	$5,013	$4,791

Residential mortgage servicing portfolio
Loans serviced for others	64,894	61,795	60,207	59,322	57,200
Bank-owned loans serviced	21,271	21,396	20,331	18,621	18,719
Total servicing portfolio	86,165	83,191	80,538	77,943	75,919

Weighted-average coupon rate	5.17%	5.26%	5.37%	5.43%	5.49%
Weighted-average servicing fee	.346	.350	.354	.357	.363

Selected Miscellaneous Information
Derivatives notional amount	$57,160	$65,386	$67,201	$64,187	$64,558
Fair value of derivatives	(77)	(69)	277	279	307
Accumulated comprehensive income related to securities,
net of tax (1)	(307)	(333)	49	74	(81)
Common stock prices
High	29.60	27.57	28.69	35.72	32.93
Low	25.95	22.15	21.72	26.18	25.40
End of period	27.45	26.29	24.08	26.31	32.39

Banking offices	1,781	1,782	1,790	1,791	1,838
ATMs	2,476	2,481	2,494	2,496	2,534
FTEs	31,365	31,354	31,331	31,603	31,929

(1)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

			Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
NON-GAAP Reconciliation Table	2011	2010	2010	2010	2010

Efficiency ratio - GAAP	67.4%	60.9%	57.3%	61.7%	61.2%
Effect of securities gains (losses), net	-	2.4	5.6	5.1	(.1)
Effect of merger-related and restructuring charges, net	.1	(.2)	(.4)	(1.6)	(.7)
Effect of contingency reserve	-	-	-	-	.5
Effect of losses/write-downs on NPA disposition loans	(2.1)	(1.5)	(.6)	-	-
Effect of Colonial premises and equipment adjustments	-	-	-	-	.8
Effect of FDIC loss share accounting	-	2.0	.6	-	.3
Effect of foreclosed property expense	(7.0)	(7.1)	(7.1)	(10.1)	(8.1)
Effect of amortization of intangibles	(1.3)	(1.2)	(1.3)	(1.4)	(1.5)
Efficiency ratio - reported	57.1	55.3	54.1	53.7	52.4
Fee income ratio - GAAP	35.1%	41.3%	45.2%	42.7%	38.5%
Effect of securities gains (losses), net	-	(2.5)	(5.8)	(5.5)	.1
Effect of losses/write-downs on NPA disposition loans	2.2	1.6	.6	-	-
Effect of FDIC loss share accounting	2.8	1.4	2.3	3.6	.4
Fee income ratio - reported	40.1	41.8	42.3	40.8	39.0